[X]   PLEASE MARK VOTES                REVOCABLE PROXY
      AS IN THIS EXAMPLE                   MFB CORP.



                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 20, 2004

     The undersigned hereby appoints Michael J. Portolese and Timothy C. Boenne, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of MFB Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the McKinley Branch Office, 411 W. McKinley Avenue, Mishawaka, Indiana, on Tuesday, January 20, 2004, at 7:00 P.M., and at any and all adjournments thereof, as follows:





                                     --------------------------------
Please be sure to sign and           Date
date this Proxy in the box
below.


--------------------------------     --------------------------------
Shareholder sign above               Co-holder (if any) sign above


                                               For      With-   For All
                                                        hold    Except
1.    The election as directors of             [ ]       [ ]      [ ]
      Christine A. Lauber and
      Reginald H. Wagle
      (except as marked to the contrary below).

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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                                               For      Against      Abstain

2.    Ratification of the appointment of       [ ]        [ ]          [ ]
      Crowe, Chizek and Company LLC as
      auditors for the fiscal year ending
      September 30, 2004.

     The Board of Directors recommends a vote "FOR" each of the listed propositions.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy may be revoked at any time prior to the voting thereof.

     The undersigned acknowledges receipt from MFB Corp., prior to the execution of this proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     Detach above card, sign, date and mail in postage-paid envelope provided.

                                    MFB CORP.

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     Please  sign as  your  name  appears  hereon.  When  signing  as  attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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